AMENDMENT NUMBER 1
TO THE DEFINED CONTRIBUTION PROVISIONS (APPENDIX B) OF THE
CANADIAN PACIFIC RAILWAY COMPANY PENSION PLAN
CONSOLIDATED AS AT JANUARY 1, 2009
Amendments effective July 1, 2010:

1.	Delete Section B.1.10 and replace it with the following:

B.1.10	DC Member
“DC Member” means a Member who has elected to accrue DC Pension Benefits under this Appendix B or who has ceased accruing DC Pension Benefits but still maintains his Accounts hereunder.
Effective August 6, 2010, a DC Member will participate as either a DC1 Member or a DC2 Member, where:

(a)
“DC1 Member” means a Management Employee who was a DC Member on June 30, 2010 and who elected or was deemed to have elected, effective August 6, 2010, to contribute in accordance with clause B.8.1(a)(ii)(A) and to retain the option to become a DB Member in accordance with paragraph 4.05 of the Plan; and

(b)	“DC2 Member” means:

(i)	a Management Employee who was a DC Member on June 30, 2010 and who elected, effective August 6, 2010, to contribute in accordance with clause B.8.1(a)(ii)(B);

(ii)	a Management Employee who, on or after July 1, 2010, elected in accordance with paragraph 4.03(d) of the Plan to become a DC Member and contribute in accordance with clause B.8.1(a)(ii)(B); and

(iii)	a Management Employee who joins the Plan on or after August 6, 2010 and, consequently, is required to become a DC Member and contribute in accordance with clause B.8.1(a)(ii)(B).

For greater clarity, a DC2 Member does not have the option to become a DB Member in accordance with paragraph 4.05 of the Plan.

2.	Delete Section B.2.1 and replace it with the following:

B.2.1	Amendment to the Plan
Effective January 1, 2001, the Plan was amended to provide, by the addition of this Appendix B, a defined contribution provision for Management Employees who so elect to participate. Effective July 1, 2010, this Appendix B is amended to change the defined contribution provisions. The Accounts established hereunder shall hereby form the DC Segment of the Fund.

3.	Delete paragraph B.8.1(a) and replace it with the following:

(a)
Subject to Sections B.8.2, B.8.3 and B.8.4 and also subject to Article B.10, in each calendar year or portion thereof, a DC Member shall be required to contribute, through payroll deduction, as follows:

(i)	in respect of periods of Pensionable Service prior to August 6, 2010: 3% of his Base Earnings; and

(ii)	in respect of periods of Pensionable Service on or after August 6, 2010:

(A)	for a DC1 Member: 3% of his Base Earnings; and

(B)	for a DC2 Member: an amount based on the sum of the DC Member’s age and years of Service, determined at the beginning of each pay period, as follows:

Years of Age plus Service	Employee Contribution Percentage
Less than 40	4%
40 to 49 inclusive	5%
50 or more	6%
multiplied by his Base Earnings.

However, no DC Member shall make Required DC Contributions beyond five years after becoming employed by a foreign associate or affiliate of the Company unless such continued contributions are approved under Revenue Rules.

4.	Add Section B.8.4 immediately following Section B.8.3:

B.8.4	No Contributions While a DB Member
A DC Member shall not be required or permitted to make Required DC Contributions to the Plan while participating as a DB Member in accordance with subparagraph 4.03(e) or paragraph 4.05 of the Plan.

5.	Delete Section B.9.1 and replace it with the following:

B.9.1	Company Contributions
Subject to Section B.9.2 and Article B.10, during the periods that the DC Member, the Company, or both make DC Member Contributions in accordance with Article B.8, the Company shall, within the time limits specified in the Act and Regulations, contribute on behalf of the DC Member during each calendar year or portion thereof, as follows:

(a)	in respect of periods of Pensionable Service prior to August 6, 2010: an amount based on the DC Member’s years of Service, determined at the beginning of each pay period, as follows:

Years of Service	Company Contribution Percentage
Less than 10	3%
10 to 19 inclusive	4%
20 to 29 inclusive	5%
30 or more	6%

multiplied by the sum of:

(i)	the DC Member’s Base Earnings, plus

(ii)	the DC Member’s Deemed PIP Award; and

(b)	in respect of periods of Pensionable Service on and after August 6, 2010:

(i)	for a DC1 Member: an amount based on the DC Member’s years of Service, determined at the beginning of each pay period, as follows:

Years of Service	Company Contribution Percentage
Less than 10	3%
10 to 19 inclusive	4%
20 to 29 inclusive	5%
30 or more	6%
and,

(ii)	for a DC2 Member: an amount based on the sum of the DC Member’s age and years of Service, determined at the beginning of each pay period, as follows:

Years of Age plus Service	Company Contribution Percentage
Less than 40	4%
40 to 49 inclusive	5%
50 to 59 inclusive	6%
60 to 69 inclusive	7%
70 or more	8%
multiplied by the sum of:

(iii)	the DC Member’s Base Earnings, plus

(iv)	the DC Member’s Deemed PIP Award.
For purposes of this Section B.9.1, the DC Member’s “Deemed PIP Award” will be limited to two (2) times the DC Member’s level of target award under the Performance Incentive Plan.

6.	Delete Section B.9.3 and replace it with the following:

B.9.3	Company Contributions for Executive DC Members
Subject to Section B.9.2 and Article B.10, during periods that the Company contributes in accordance with Section B.9.1 on behalf of an Executive DC Member, the Company shall also contribute on behalf of the Executive DC Member as follows:

(a)	in respect of periods of Pensionable Service prior to August 6, 2010: an amount equal to 2% multiplied by the sum of:

(i)	the Executive DC Member’s Base Earnings, plus

(ii)	the Executive DC Member’s Deemed PIP Award; and

(b)	in respect of periods of Pensionable Service on and after August 6, 2010:

(i)	For a DC1 Member, an amount equal to 2%, and

(ii)	For a DC2 Member, an amount equal to 6%,
multiplied by the sum of:

(iii)	the Executive DC Member’s Base Earnings, plus

(iv)	the Executive DC Member’s Deemed PIP Award.
For purposes of this Section B.9.3, the Executive DC Member’s “Deemed PIP Award” shall be limited to two (2) times the Executive DC Member’s level of target award under the Performance Incentive Plan.

7.	Delete paragraphs B.10.1(c) and B.10.1(d) and replace them with the following paragraph B.10.1(c):

(c)
The sum of the contributions made by the Member pursuant to Article B.8 and by the Company pursuant to Article B.9, including amounts transferred from the Forfeiture Account in accordance with Section B.9.2, shall not exceed the maximum contribution limit specified in paragraphs (a) and (b).

8.	Delete paragraph B.12.1(b) and replace it with the following (with changes to the current rules bolded):

(b)
the DC Member reaches the end of the calendar year during which such DC Member attains age 69, or such other time as is acceptable under the Income Tax Act and the Regulations thereunder, regardless of whether he remains an Employee beyond such date;